Exhibit 4.2

INCORPORATED UNDER THE LAWS OF THE

STATE OF MARYLAND

NUMBER B-	ESQUIRE FINANCIAL HOLDINGS, INC. New York, New York	SHARES

FULLY PAID AND NON-ASSESSABLE

SERIES B NON-VOTING PREFERRED STOCK, PAR VALUE $0.01 PER SHARE

THIS CERTIFIES that ________________________________________ is the registered holder of ___________________________________________ Shares transferable only on the books the Corporation by the holder hereof, in person or by Attorney, upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

This _______________ day of ________________ A.D.__________

By:		[SEAL]	By:
	Andrew C. Sagliocca, President			Eric Bader, Secretary

For value received, _______________________________________________hereby sell, assign and transfer unto

_________________________________________________________________________________Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________ Attorney to transfer the said

Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated, _______________________________

In the presence of	Signature:

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or registered or qualified under the securities laws of any state. The holder of the securities cannot make any sale, assignment or other transfer of any such securities except pursuant to an offering of such securities duly registered under the Act and registered or qualified under any applicable state securities laws, or under such other circumstances as, in the opinion of counsel for (or counsel satisfactory to) EQUIRE FINANCIAL HOLDINGS, iNC., shall not, at the time, require registration under the Act and/or registration or qualification under any applicable state securities laws